FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2001

ADCPB BALANCE

Initial ADCPB                                                       85,790,915.00  8,064,346.01
Prior Month ADCPB                                                    9,963,270.34
Current Month ADCPB (Before addition of New Property)                9,325,877.64
Base Principal Amount (Prior - Current)                                637,392.69
Add:  ADCPB of New Transferred Property                                      0.00
Ending ADCPB (Current + ADCPB of New Property)                       9,325,877.64

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                           6,415,891.25
     Class A Certificate Rate                                                6.85%
     One twelfth of Class A Certificate Rate                                 0.57%
     Class A Certificate Interest                                       36,624.05
     Prior Month Class A Overdue Interest                                    0.00

     Class A Interest Due                                               36,624.05
     Class A Interest Paid                                              36,624.05

     Current Month Class A Overdue Interest                                  0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                           6,415,891.25
     Class A Percentage                                                     86.00%
     Base Principal Amount                                             637,392.69
                                                                     ------------
     Class A Base Principal Distribution Amount                        548,157.72
     Prior Month Class A Overdue Principal                                   0.00
                                                                     ------------
     Total A Note Principal Due                                        548,157.72
     Additional amount due for floor payment                            82,682.95
     Additional Class A Principal Pmt for Payoff                     5,785,050.59
                                                                     ------------
     Class A Principal Paid                                          6,415,891.25

     Class A Overdue Principal                                               0.00
                                                                     ------------

     Current Month Class A Principal Balance                                 0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2001


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance        298,413.94
     Class B-1 Certificate Rate                           7.63%
     One twelfth of Class B-1 Certificate Rate            0.64%
     Class B-1 Certificate Interest                   1,897.42
     Prior Month Class B-1 Overdue Interest               0.00

     Class B-1 Interest Due                           1,897.42
     Class B-1 Interest Paid                          1,897.42

     Current Month Class B-1 Overdue Interest             0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance        298,413.94
     Class B-1 Percentage                                 4.00%
     Base Principal Amount                          637,392.69
     Class B-1 Base Principal Distribution Amount    25,495.71
     Prior Month B-1 Overdue Principal                    0.00
     Additional amount due for floor payment          3,845.72
     Additional Class B1 Principal Pmt for Payoff   269,072.52
                                                    ----------
     Total B-1 Note Principal Due                   298,413.94

     Class B-1 Principal Paid                       298,413.94


     Class B-1 Overdue Principal                          0.00

     Current Month Class B-1 Principal Balance            0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2001


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance        298,413.94
     Class B-2 Certificate Rate                           8.17%
     One twelfth of Class B-2 Certificate Rate            0.68%
     Class B-2 Certificate Interest                   2,031.70
     Prior Month Class B-2 Overdue Interest               0.00

     Class B-2 Interest Due                           2,031.70
     Class B-2 Interest Paid                          2,031.70

     Current Month Class B-2 Overdue Interest             0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance        298,413.94
     Class B-2 Percentage                                 4.00%
     Base Principal Amount                          637,392.69
     Class B-2 Base Principal Distribution Amount    25,495.71
     Prior Month B-2 Overdue Principal                    0.00
     Additional amount due for floor payment          3,845.72
     Additional Class B2 Principal Pmt for Payoff   269,072.52
                                                    ----------
     Total B-2 Note Principal Due                   298,413.94

     Class B-2 Principal Paid                       298,413.94

     Class B-2 Overdue Principal                          0.00

     Current Month Class B-2 Principal Balance            0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2001

FLOOR TEST

     Initial ADCPB                                                     85,790,915.00
     Floor percent                                                              3.50%
                                                                       -------------
     Floor                                                              3,002,682.03

     Ending ADCPB                                                       9,325,877.64

     less
     Beginning Balance - Class A        6,415,891
     Beginning Balance - Class B1         298,414
     Beginning Balance - Class B2         298,414
                                        ---------
                                        7,012,719
     less
     Current Month Payment - Class A      548,158
     Current Month Payment - Class B1      25,496
     Current Month Payment - Class B2      25,496
                                        ---------
                                          599,149                       6,413,570.00

     Excess of ending ADCPB over Note balance after initial payments    2,912,307.64

     Excess (deficit) of excess balance over floor                        (90,374.38)
     Cash available after payment of regular payments                   6,413,570.00
                                                                        ------------
     Additional payment to certificate holders                             90,374.38

ADJUSTED FLOOR TEST
     Ending ADCPB                                                       9,325,877.64

     less
     Beginning Balance - Class A        6,415,891
     Beginning Balance - Class B1         298,414
     Beginning Balance - Class B2         298,414
                                        ---------
                                        7,012,719
     less
     Current Month Payment - Class A    6,415,891
     Current Month Payment - Class B1     298,414
     Current Month Payment - Class B2     298,414
                                        ---------
                                        7,012,719                               0.00

     Excess of ending ADCPB over Note balance after initial payments    9,325,877.64

     Excess (deficit) of excess balance over floor                      6,323,195.62

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2001


SERVICING FEE SCHEDULE
     Prior Month ADCPB                              9,963,270
     Servicer Fee Rate                                 0.5000%
     One-twelfth                                       0.0417%
     Servicer Fee                                    4,151.36

     Prior Servicer Fee Arrearage                        0.00
     Servicer Fee Due                                4,151.36

     Servicer Fee Paid                               4,151.36

     Current Servicing Fee Arrearage                     0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                              9,963,270
     Back-Up Servicer Fee Rate                         0.0130%
     One-twelfth                                       0.0011%
     Back-up Servicer Fee                              107.94

     Prior Back-Up Servicer Fee Arrearage                0.00
     Total Back-Up Servicer Fee Due                    107.94

     Back-Up Servicer Fee Paid                         107.94

     Current Back-Up Servicing Fee Arrearage             0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                       291.67
     Trustee Fee Rate                                  0.0100%

     Prior Trustee Fee Arrearage                         0.00
     Total Trustee Fee Due                             291.67

     Trustee Fee Paid                                  291.67

     Current Trustee Fee Arrearage                       0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance       6,415,891.25
     Monthly Premium Rate                              0.0208%
     Prior Premium Arrearage                             0.00
     Premium Amount Due                              1,337.00

     Premium Amount Paid                             1,337.00

     Current Premium Arrearage                           0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2001

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

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FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2001

                                                               NO

      (a) Event of Servicer Termination (Yes/No)               No
                                                           -----------

      (b) Certificate Insurer makes an Insured Payment         No
                                                           -----------

      (a) Gross Charge-Off Event (Yes/No)                      No
                                                           -----------

      (b) Delinquency Trigger Event                            No
                                                           -----------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01 (a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2001


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)                     Gross
                               Gross                   Gross                  Charge-Off
                             Defaults   Recoveries   Charge-Offs    ADCPB        Ratio
                             --------   ----------   -----------    -----     ----------
          2 months prior       28,760      28,644           116   10,814,466      0.01%
          1 month prior             0         473          (473)  10,032,656     (0.06)%
          Current                   0         365          (365)   9,325,878     (0.05)%


          3 Month Gross Charge-Off Ratio                                         (0.03)%
          Maximum Allowed                                                         2.50%


30+ DELINQUENCIES
                                                               Monthly
                        Delinquencies       ADCPB           Delinquencies
                        -------------       -----           -------------
          2 months prior  667,822        10,814,466             6.18%
          1 month prior   578,216        10,032,656             5.76%
          Current month   444,883         9,325,878             4.77%

                        Delinquency Ratio:                      5.57%
                        Maximum Delinquency Ratio:              6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2001
ISSUER RESTRICTING EVENT CALCULATIONS


      (a) Gross Defaults (>=180)                               No
                                                           -----------

      (b) Issuer Delinquency Trigger Ratio                     No
                                                           -----------

GROSS DEFAULTS (>=180)

                         Monthly Gross  Monthly
                           Defaults      ADCPB          Gross Defaults
                         -------------  -------         --------------
          Current month         0       9,325,878           0.0000%
          1 month prior         0      10,032,656           0.0000%
          2 months prior        0      10,814,466           0.0000%
                               --     -----------          -------
          Sum/Average           0      10,057,667           0.0000%
                                                                 4
                                                           -------
          Gross Defaults                                      0.00%

               i A      Subordinated Percentage             100.00%
              ii B      WAL of Remaining Leases               1.71
                        Two                                      2
                        Ratio (i/ii)/2                       29.30%

ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                           Monthly
                        Delinquencies     ADCPB         Delinquencies
                        -------------     -----         -------------
          2 months prior   35,436      10,814,466           0.33%
          1 month prior         0      10,032,656           0.00%
          Current month    74,813       9,325,878           0.80%


                        Issuer Delinquency Trigger Ratio:   0.38%
                        Maximum Ratio Allowed:              2.50%

EARLY AMORTIZATION EVENT

      (1) Is Subordination Level < 14%              No
                                                -----------

      (2) Has a Gross Charge-Off Event Occurred?    No
                                                -----------

      (3) Has a Delinquency Event Occurred?         No
                                                -----------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2001

        Aging/Delinquency Statistics

                                                                              ADCPB             Total
Current                                                                       8,880,995        95.23%
31-60 Days Past Due                                                             166,581         1.79%
61-90 Days Past Due                                                             203,488         2.18%
91+ Days Past Due                                                                74,813         0.80%
                                                                          -------------   -----------

Total                                                                         9,325,878       100.00%


        Certificate Factors

        Class A Notes                                                       0.000000000
        Class B-1 Notes                                                     0.000000000
        Class B-2 Notes                                                     0.000000000


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                                  85,790,915.00
Maximum Substitution (10% of Initial)                                      8,579,091.50
Maximum Substitution for Defaulted Contracts (5% of Initial)               4,289,545.75

Prior month Cumulative ADCPB Substituted                                   4,447,572.13
Current month ADCPB Substituted                                                      --
                                                                          -------------
Cumulative ADCPB Substituted                                               4,447,572.13

Prior month Cumulative ADCPB Substituted for Defaulted Contracts           1,980,863.06
Current month ADCPB Substituted Defaulted Contracts                                  --
                                                                          -------------
Cumulative ADCPB Substituted for Defaulted Contracts                       1,980,863.06


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                      13,914,613.15
Current month ADCPB prepaid                                                   10,341.64
                                                                          -------------
Cumulative ADCPB prepaid                                                  13,924,954.79

Prior month Cumulative ADCPB Defaulted                                     6,079,371.44
Current month ADCPB Defaulted                                                        --
                                                                          -------------
Cumulative ADCPB Defaulted                                                 6,079,371.44

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2001

--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                130,404.05

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to
     Collection Account                                                  (116,459.21)
     Transfer of prior period Excluded Amounts not yet transferred        (49,849.11)
     Collections Received [5.02 (b)(d)]                                   762,054.27
     Excluded Amounts [5.02 (d)][Definition]                             (223,367.84)
     Collections on Deposit due Collection Account [5.02 (d)]            (373,751.64)

     Ending Balance                                                       129,030.52

COLLECTION ACCOUNT
     BEGINNING BALANCE, DECEMBER 1, 2000                                                                447,857.12

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED DECEMBER 1, 2000
     Add: Servicer Advance                                                                              300,086.57
     Add: Payments due Collection Account from last 2 business days prior period                        116,459.21
     Add: Add'l transfers                                                                                     0.00
     Add: Amounts to Collection Acct from Security deposit account                                            0.00
     Less: Total distributions on  December 10, 2000                                                   (864,402.90)

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JANUARY 1, 2001
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                   373,751.64
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                               0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b(iii)]            0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                      0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                            1,544.58
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                             0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                       0.00
     Add: Security Deposits Related to Prepayment                                                             0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                          0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                       0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                         0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                            0.00

     Ending balance on December 31, 2000 and January 1, 2001                                            375,296.22

     Add: Servicer Advances to be deposited on Determination Date                                     6,618,462.95
     Add: Payments due Collection Acct from last 3 business days                                         65,401.11
     Add: Payments not yet transferred to the Collection Account                                              0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                0.00

     Adjusted Collection Account Balance                                                              7,059,160.28

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FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2001

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                     16,626.55
     Add: Balance deposited on closing date                                                      0.00
     Add: Security Deposits [6.02 b]                                                             0.00
     Less: Amounts to Collection Account [6.02 c]                                                0.00
     Add:  Investment Earnings                                                                  91.02
                                                                                           ----------

     Ending balance on December 31, 2000                                                    16,717.57

     Less: Amounts to Collection Account [6.02 c]                                                0.00

     Adjusted Security Deposit  Account Balance                                             16,717.57

NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                           0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                               0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]               0.00
                                                                                                                 ----

     Ending balance on December 31, 2000                                                                         0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]               0.00
                                                                                                                 ----

     Adjusted New Transferred Property Funding Account Balance                                                   0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2001

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                            7,059,160.28

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)       Initial Unpaid Amts inadvertently dep. in Collection Account [6.06c(i)]                                  0.00

     (ii)      Indemnity payments paid inadvertently dep in Collection Account [6.06c(ii)]                              0.00

     (iii)     Aggregate of: [6.06c(iii)]
               (A) Unreimbursed Servicer Advances from prior periods                                                    0.00
               (B) Servicer Fee and unpaid Servicer Fee                                                             4,151.36
               (C) Servicing Charges inadvertently deposited in Collection Account                                      0.00

     (iv)      Current and unpaid Back-up Servicing Fees [6.06c(iv)]                                                  107.94

     (v)       Premium Amount due on Payment Date and unpaid Premiums [6.06c(v)]                                    1,337.00

     (vi)      Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06c(vi)]                                    291.67

     (vii)     Class A Certificate Interest and Overdue Class A Interest [6.06c(vii)]                              36,624.05

     (viii)    Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06c(viii)]                          1,897.42

     (ix)      Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06c(ix)]                            2,031.70

     (x)       Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06c(x)]               548,157.72

     (xi)      Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06b(xi)]                        0.00

     (xii)     Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06c(xii)]          25,495.71
               provided no restricting event exists

     (xiii)    Class B-2 Base Principal Distribution Amount and Overdue Class                                      25,495.71
               B-2 Principal [6.06c(xiii)] provided no restricting
               event or issuer restricting event exists

     (xiv)     Any amounts due Servicer under 9.03 [6.06b(xiv)]                                                         0.00

     (xv)      Prepayments optionally transferred to collection account and disbursed in                                0.00
               consideration of the transfer of New Transferred Property not in excess of
               $5,000,000 [6.06c(xv)]

     (xvi)     To the Holder of the Trust Certificate any remaining amounts [6.06b(xiii)]                              (0.00)
               Net of Additional Principal Distribution to Class A, B1 & B2.

               a.     Class A Additional Principal Distribution Amount                                          5,867,733.53

               b.     Class B1 Additional Principal Distribution Amount                                           272,918.23

               c.     Class B2 Additional Principal Distribution Amount                                           272,918.23


     Reviewed By:



     --------------------------------------------------
     SANDY B. HO
     EXECUTIVE VICE PRESIDENT & CFO

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2001

ADCPB BALANCE
Initial ADCPB                                                        72,024,925.77
Prior Month ADCPB                                                    17,373,888.28
Current Month ADCPB (Before addition of New Property)                16,504,205.05
Base Principal Amount (Prior - Current)                                 869,683.24
Add:  ADCPB of New Transferred Property                                       0.00
Ending ADCPB (Current + ADCPB of New Property)                       16,504,205.05

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                           14,318,250.28
     Class A Certificate Rate                                                 6.29%
     One twelfth of Class A Certificate Rate                                  0.52%
     Class A Certificate Interest                                        75,051.50
     Prior Month Class A Overdue Interest                                     0.00

     Class A Interest Due                                                75,051.50
     Class A Interest Paid                                               75,051.50

     Current Month Class A Overdue Interest                                   0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                           14,318,250.28
     Class A Percentage                                                      88.00%
     Base Principal Amount                                              869,683.24
                                                                  ----------------
     Class A Base Principal Distribution Amount                         765,321.25
     Prior Month Class A Overdue Principal                                    0.00
                                                                  ----------------
     Total A Note Principal Due                                         765,321.25
     Additional amount due for floor payment                             53,204.15
     Additional Class A Principal Due                                         0.00
                                                                  ----------------
     Class A Principal Paid                                             818,525.40

     Class A Overdue Principal                                                0.00
                                                                  ----------------

     Current Month Class A Principal Balance                         13,499,724.88

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2001


CLASS B-1 INTEREST SCHEDULE
     Prior Month Class B-1 Principal Balance                                   488,121.84
     Class B-1 Certificate Rate                                                      7.01%
     One twelfth of Class B-1 Certificate Rate                                       0.58%
     Class B-1 Certificate Interest                                              2,851.45
     Prior Month Class B-1 Overdue Interest                                          0.00

     Class B-1 Interest Due                                                      2,851.45
     Class B-1 Interest Paid                                                     2,851.45

     Current Month Class B-1 Overdue Interest                                        0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                                   488,121.84
     Class B-1 Percentage                                                            3.00%
     Base Principal Amount                                                     869,683.24
     Class B-1 Base Principal Distribution Amount                               26,090.50
     Prior Month B-1 Overdue Principal                                               0.00
     Additional amount due for floor payment                                     1,813.78
     Total B-1 Note Principal Due                                               27,904.28
                                                                             ------------

     Class B-1 Principal Paid                                                   27,904.28


     Class B-1 Overdue Principal                                                     0.00

     Current Month Class B-1 Principal Balance                                 460,217.57

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2001


CLASS B-2 INTEREST SCHEDULE
     Prior Month Class B-2 Principal Balance                                   406,768.39
     Class B-2 Certificate Rate                                                      8.22%
     One twelfth of Class B-2 Certificate Rate                                       0.69%
     Class B-2 Certificate Interest                                              2,786.36
     Prior Month Class B-2 Overdue Interest                                          0.00

     Class B-2 Interest Due                                                      2,786.36
     Class B-2 Interest Paid                                                     2,786.36

     Current Month Class B-2 Overdue Interest                                        0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                                   406,768.39
     Class B-2 Percentage                                                            2.50%
     Base Principal Amount                                                     869,683.24
     Class B-2 Base Principal Distribution Amount                               21,742.08
     Prior Month B-1 Overdue Principal                                               0.00
     Additional amount due for floor payment                                     1,511.48
     Total B-2 Note Principal Due                                               23,253.56

     Class B-2 Principal Paid                                                   23,253.56

     Class B-2 Overdue Principal                                                     0.00

     Current Month Class B-2 Principal Balance                                 383,514.83

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2001


FLOOR TEST

     Initial ADCPB                                                            72,024,925.77
     Floor percent                                                                     3.00%
                                                                             --------------
     Floor                                                                     2,160,747.77

     Ending ADCPB                                                             16,504,205.05

     less
     Beginning Balance - Class A                            14,318,250
     Beginning Balance - Class B1                              488,122
     Beginning Balance - Class B2                              406,768
                                                           -----------
                                                            15,213,141
     less
     Current Month Payment - Class A                           765,321
     Current Month Payment - Class B1                           26,091
     Current Month Payment - Class B2                           21,742
                                                           -----------
                                                               813,154        14,399,986.68

     Excess of ending ADCPB over Note balance after initial payments           2,104,218.37

     Excess (deficit) of excess balance over floor                               (56,529.41)
     Cash available after payment of regular payments                            110,222.83
                                                                             --------------
     Additional payment to certificate holders                                    56,529.41


ADJUSTED FLOOR TEST
     Ending ADCPB                                                             16,504,205.05

     less
     Beginning Balance - Class A                            14,318,250
     Beginning Balance - Class B1                              488,122
     Beginning Balance - Class B2                              406,768
                                                           -----------
                                                            15,213,141
     less
     Current Month Payment - Class A                           818,525
     Current Month Payment - Class B1                           27,904
     Current Month Payment - Class B2                           23,254
                                                           -----------
                                                               869,683        14,343,457.27

     Excess of ending ADCPB over Note balance after initial payments           2,160,747.77

     Excess (deficit) of excess balance over floor                                     0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2001


SERVICING FEE SCHEDULE
     Prior Month ADCPB                                      17,373,888
     Servicer Fee Rate                                          0.5000%
     One-twelfth                                                0.0417%
     Servicer Fee                                             7,239.12

     Prior Servicer Fee Arrearage                                 0.00
     Servicer Fee Due                                         7,239.12

     Servicer Fee Paid                                        7,239.12

     Current Servicing Fee Arrearage                              0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                      17,373,888
     Back-Up Servicer Fee Rate                                  0.0200%
     One-twelfth                                                0.0017%
     Back-up Servicer Fee                                       289.56

     Prior Back-Up Servicer Fee Arrearage                         0.00
     Total Back-Up Servicer Fee Due                             289.56

     Back-Up Servicer Fee Paid                                  289.56

     Current Back-Up Servicing Fee Arrearage                      0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                291.67
     Trustee Fee Rate                                           0.0100%

     Prior Trustee Fee Arrearage                                  0.00
     Total Trustee Fee Due                                      291.67

     Trustee Fee Paid                                           291.67

     Current Trustee Fee Arrearage                                0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance               14,318,250.28
     Monthly Premium Rate                                       0.0200%
     Prior Premium Arrearage                                      0.00
     Premium Amount Due                                       2,864.00

     Premium Amount Paid                                      2,864.00

     Current Premium Arrearage                                    0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2001

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
    10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01 (g)]

(h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i) A Delinquency Trigger Event has occurred and is continuing; or

(j) An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01
    (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2001

RESTRICTING EVENT CALCULATIONS

      (a) Event of Servicer Termination (Yes/No)               No
                                                           -----------

      (b) Certificate Insurer makes an Insured Payment         No
                                                           -----------

      (a) Gross Charge-Off Event (Yes/No)                      No
                                                           -----------

      (b) Delinquency Trigger Event                            No
                                                           -----------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01 (a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2001


GROSS CHARGE-OFFS (>= 160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                          Gross                    Gross                      Monthly
                         Defaults   Recoveries  Charge-Offs     ADCPB       Charge-Offs
                         --------   ----------  -----------     -----       -----------
          2 months prior        0       11,010      (11,010)  18,230,022       (0.72)%
          1 month prior    57,989      115,123      (57,134)  17,462,242       (3.93)%
          Current          53,713       40,458       13,255   16,504,205        0.96%


          3 Month Gross Charge-Off Ratio                                       (1.23)%
          Maximum Allowed                                                       2.50%


30+ DELINQUENCIES

                                                               Monthly
                          Delinquencies     ADCPB           Delinquencies
                          -------------     -----           -------------
          2 months prior     1,295,822   18,230,022                  7.11%
          1 month prior      1,087,356   17,462,242                  6.23%
          Current month        987,211   16,504,205                  5.98%

                       Delinquency Ratio:                            6.44%
                       Maximum Delinquency Ratio:                    7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2001
ISSUER RESTRICTING EVENT CALCULATIONS

      (a) Gross Defaults (>= 180)                              No
                                                           -----------

      (b) Issuer Delinquency Trigger Ratio                     No
                                                           -----------


GROSS DEFAULTS (>= 180)

                                                           Monthly
                         Gross Defaults     ADCPB       Gross Defaults
                         --------------     -----       --------------
          Current                     0   16,504,205            0.0000%
          1 month prior               0   17,462,242            0.0000%
          2 months prior              0   18,230,022            0.0000%
                                     --  -----------           -------
          Sum/Average                 0   17,398,823            0.0000%
                                                                     4
                                                               -------
          Gross Defaults                                          0.00%

               i A     Subordinated Percentage                   15.42%
              ii B     WAL of Remaining Leases                    2.08
                       Two                                        2.00
                       Ratio (i/ii)/2                             3.71%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                             Monthly
                          Delinquencies     ADCPB         Delinquencies
                          -------------     -----         -------------
          2 months prior        427,035   18,230,022               2.34%
          1 month prior         508,640   17,462,242               2.91%
          Current month         195,572   16,504,205               1.18%


                       Issuer Delinquency Trigger Ratio:           2.15%
                       Maximum Ratio Allowed:                      2.50%


EARLY AMORTIZATION EVENT

      (1) Is Subordinate Interest less than 8.86% of ADCPB?       No
                                                              ---------

      (2) Has a Gross Charge-Off Event Occurred?                  No
                                                              ---------

      (3) Has a Delinquency Event Occurred?                       No
                                                              ---------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2001

       Aging/Delinquency Statistics

                                                                                       ADCPB          Total
Current                                                                               15,516,994       94.02%
31-60 Days Past Due                                                                      466,626        2.83%
61-90 Days Past Due                                                                      325,013        1.97%
91+ Days Past Due                                                                        195,572        1.18%
                                                                                  --------------     -------

Total                                                                                 16,504,205      100.00%


Certificate Factors

Class A Notes                                                                        0.212991531
Class B-1 Notes                                                                      0.212991409
Class B-2 Notes                                                                      0.212991495


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                                           72,024,925.77
Maximum Substitution (10% of Initial)                                               7,202,492.58
Maximum Substitution for Defaulted Contracts (5% of Initial)                        3,601,246.29

Prior month Cumulative ADCPB Substituted                                            3,517,292.07
Current month ADCPB Substituted                                                               --
                                                                                  --------------
Cumulative ADCPB Substituted                                                        3,517,292.07

Prior month Cumulative ADCPB Substituted for Defaulted Contracts                    1,320,928.59
Current month ADCPB Substituted Defaulted Contracts                                           --
                                                                                  --------------
Cumulative ADCPB Substituted for Defaulted Contracts                                1,320,928.59


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                               11,611,726.21
Current month ADCPB prepaid                                                           132,586.74
                                                                                  --------------
Cumulative ADCPB prepaid                                                           11,744,312.95

Prior month Cumulative ADCPB Defaulted                                              4,459,340.36
Current month ADCPB Defaulted                                                          53,713.24
                                                                                  --------------
Cumulative ADCPB Defaulted                                                          4,513,053.60

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2001


--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                            193,133.58

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account     (192,871.77)
     Transfer of prior period Excluded Amounts not yet transferred                    (72,701.03)
     Collections Received [5.02 (b)(d)]                                               960,477.66
     Excluded Amounts [5.02 (d)][Definition]                                         (351,499.60)
     Collections on Deposit due Collection Account [5.02 (d)]                        (417,754.53)

     Ending Balance                                                                   118,784.31


COLLECTION ACCOUNT
     BEGINNING BALANCE, DECEMBER 1, 2000                                                                   460,940.52

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED DECEMBER 1, 2000
     Add:  Servicer Advance                                                                                391,503.21
     Add:  Payments due Collection Account from last 2 business days prior period                          193,355.27
     Add:  Add'l transfers                                                                                       0.00
     Add: Amounts to Collection Acct from Security deposit account                                               0.00
     Less: Total distributions on  December 10, 2000                                                    (1,045,799.00)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JANUARY 1, 2001
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                      417,754.53
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                  0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]              0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                         0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                               1,755.72
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                   0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                          0.00
     Add: Security Deposits Related to Prepayment                                                                0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                             0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                          0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                            0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                               0.00

     Ending balance on December 31, 2000 and January 1, 2001                                               419,510.25

     Add: Servicer Advances to be deposited on Determination Date                                          465,000.82
     Add: Payments due Collection Acct from last 3 business days                                           130,239.25
     Add: Payments not yet transferred to the Collection Account                                                 0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                   0.00

     Adjusted Collection Account Balance                                                                 1,014,750.32

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2001

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                                  0.00
     Add: Balance deposited on closing date                                                              0.00
     Add: Security Deposits [6.02 b]                                                                     0.00
     Less: Amounts to Collection Account [6.02 c]                                                        0.00
     Add:  Investment Earnings                                                                           0.00
                                                                                                        -----

     Ending balance on December 31, 2000                                                                 0.00

     Less: Amounts to Collection Account [6.02 c]                                                        0.00

     Adjusted Security Deposit  Account Balance                                                          0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                              0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                   0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                  0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                  0.00
                                                                                                                   -----

     Ending balance on December 31, 2000                                                                            0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                   0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                  0.00
                                                                                                                   -----

     Adjusted New Transferred Property Funding Account Balance                                                      0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 2001

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                          1,014,750.32

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                      0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                                  0.00

     (iii)  Aggregate of: [6.06 c (iii)]
            (A)    Unreimbursed Servicer Advances from prior periods                                                       0.00
            (B)    Servicer Fee and unpaid Servicer Fee                                                                7,239.12
            (C)    Servicing Charges inadvertently deposited in Collection Account                                         0.00

     (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                      289.56

     (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                        2,864.00

     (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                        291.67

     (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                                  75,051.50

     (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                              2,851.45

     (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                                2,786.36

     (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]                   765,321.25

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                            0.00

     (xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]              26,090.50
            provided no restricting event exists

     (xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]             21,742.08
            provided no restricting event or issuer restricting event exists

     (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                             0.00

     (xv)   Prepayments optionally transferred to collection account and disbursed in                                      0.00
            consideration of the transfer of New Transferred Property not in excess of
            $5,000,000 [6.06 c (xv)]

     (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                              53,693.42
            Net of Additional Principal Distribution to Class A, B1 & B2.

            a.     Class A Additional Principal Distribution Amount                                                   53,204.15

            b.     Class B1 Additional Principal Distribution Amount                                                   1,813.78

            c.     Class B2 Additional Principal Distribution Amount                                                   1,511.48

     Reviewed By:



     -----------------------------------------------
     SANDY B. HO
     EXECUTIVE VICE PRESIDENT & CFO